UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 29, 2005
             ------------------------------------------------------
                             ON2 TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-15117                                           84-1280679
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

           21 Corporate Drive, Suite 103, Clifton Park, New York 12065
           -----------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (518) 348-0099
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In its Current Report on Form 8-K filed on May 5, 2005, On2 Technologies, Inc. (the "Company") announced the completion of its acquisition of certain assets related to the "Flix" software line from Wildform, Inc. ("Wildform"), pursuant to an Asset Purchase and Software License Agreement, dated as of April 4, 2005, between the Company and Wildform (the "Purchase Agreement"). The Company filed a redacted copy of the Purchase Agreement with its May 5, 2005 8-K filing, and requested confidential treatment be afforded by the Securities and Exchange Commission with respect to certain portions of the Purchase Agreement. The Company has modified its request for confidential treatment and is filing this Amendment to the May 5, 2005 8-K filing to disclose certain provisions of the Purchase Agreement that are no longer subject to the confidential treatment request and to file all exhibits to the Purchase Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

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Exhibit Number        Description
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10.1                  Asset Purchase Agreement
                      (Confidential Treatment Requested as to Redacted Portions)
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10.2                  Exhibit B [sic] to Asset Purchase Agreement
                      (Form of Escrow Agreement)
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10.3                  Exhibit C [sic] to Asset Purchase Agreement
                      (Form of Support and Maintenance Agreement)
--------------------------------------------------------------------------------
10.4                  Exhibit E [sic] to Asset Purchase Agreement
                      (Form of Registration Rights Agreement
--------------------------------------------------------------------------------
10.5                  Exhibit F [sic] to Asset Purchase Agreement
                      (Form of Legal Opinion of Seller's Counsel)
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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    On2 Technologies, Inc.
                                                        (Registrant)

Date: November 17, 2006                             By: /s/ BILL JOLL
                                                        ------------------------
                                                        Name: Bill Joll
                                                        Title: President and CEO

Exhibit Index

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Exhibit Number        Description
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10.1                  Asset Purchase Agreement
                      (Confidential Treatment Requested as to Redacted Portions)
--------------------------------------------------------------------------------
10.2                  Exhibit B [sic] to Asset Purchase Agreement
                      (Form of Escrow Agreement)
--------------------------------------------------------------------------------
10.3                  Exhibit C [sic] to Asset Purchase Agreement
                      (Form of Support and Maintenance Agreement)
--------------------------------------------------------------------------------
10.4                  Exhibit E [sic] to Asset Purchase Agreement
                      (Form of Registration Rights Agreement
--------------------------------------------------------------------------------
10.5                  Exhibit F [sic] to Asset Purchase Agreement
                      (Form of Legal Opinion of Seller's Counsel)
--------------------------------------------------------------------------------